UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934


                           --------------------------


                                 August 15, 2005
                        (Date of Earliest Event Reported)


                         United Systems Technology, Inc.
             (Exact name of registrant as specified in its charter)



            Iowa                         0-9574                  42-110279
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               file number)        Identification Number)



                           1850 Crown Road, Suite 1109
                               Dallas, Texas 75234
                    (Address of principal executive offices)



                                 (972) 402-8600
              (Registrant's telephone number, including area code)

Item 2.02.  Report of Operations and Financial Condition
--------------------------------------------------------

On August 15, 2005, United Systems Technology, Inc. issued a press release to announce its financial results for the quarter ended June 30, 2005. The press release is attached as Exhibit 99.1 to this Form 8-K, which is incorporated herein by reference.



Item 9.01.  Financial Statements and Exhibits.
----------------------------------------------

         (c)      Exhibits

                  99.1     Press Release dated August 15, 2005



This Report and the Exhibit are furnished to and not filed with the Commission.








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



                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         United Systems Technology, Inc.


Date:    August 15, 2005         By: /s/ Randall L. McGee
                                     -----------------------------
                                     Randall L. McGee, Secretary
                                     and Treasurer (Principal Financial
                                     and Accounting Officer)








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